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                                                                   Exhibit 10.4

                                 Promissory Note
                                   (Term Loan)

    $2,000,000                                               New York, New York

                                                              November 10, 1997

           FOR VALUE RECEIVED, RIVER OAKS FURNITURE, INC., a Mississippi corporation having its principal place of business located in Fulton, Mississippi R O. WEST, INC., a Mississippi corporation having its principal place of business in Belden, Mississippi, R. O. EAST, INC., a Mississippi corporation having its principal place of business in Belden, Mississippi, and GAINES MANUFACTURING COMPANY, a Tennessee corporation having its principal place of business in Belden, Mississippi (collectively, the "Borrowers"), jointly and severally, hereby promise to pay to the order of BNY FINANCIAL CORPORATION (the "Lender"), in its individual capacity as Lender, at its office located at 1290 Avenue of the Americas, New York, New York 10104 (or at such other place or places as the Lender may designate in writing) in lawful money of the United States of America, in immediately available funds, the principal amount of TWO MILLION DOLLARS ($2,000,000) on January 1, 1999. The entire unpaid principal balance hereof, together with all interest accrued thereon, shall be payable on January 1, 1999 or such earlier date as may be required pursuant to the terms of this Note or that certain Revolving Credit and Term Loan Agreement dated as of July 26, 1996 among the Borrowers, the financial institutions party thereto and BNY Financial Corporation, in its capacity as Agent (as from time to time amended, supplemented or replaced, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), and to pay interest in arrears on the last business day of this month and each month hereafter, in like money, at said office.

           The Lender may at any time, in its sole discretion, require the creation of a reserve account for cash collateral (the "Reserve Account") to be in the name, possession and control of the Lender, which Reserve Account is to be funded monthly in an amount of $100,000 per month (the "Monthly Funding Amount"), the Monthly Funding Amount to be adjustable at any time in the sole discretion of the Lender. Upon creation thereof, the Lender may fund the Reserve Account with Advances under the Revolving Credit Facility of the Agreement, such Advances to be Base Rate Loans. The Borrowers grant to the Lender a security interest in the Reserve Account and all monies contained therein, to secure the Borrowers' obligations under this Note, all Obligations under the Agreement and all other obligations of the Borrowers, or any of them, due and owing to the Lender now or at any time hereafter.

           The Borrowers agree that all Collateral that serves as security for the Obligations under the Agreement, whether granted by the Agreement, the
Security Agreement, the Guaranties, any other Security Instrument, or any other Loan Document, shall secure the obligations created under this Term Note.


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           If payment of any sums due under this Term Note or under the
Agreement or any Loan Document is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon shall bear interest which shall be payable on demand at the rate of fourteen percent (14%) per annum, or the maximum rate permitted by applicable law, if lower. If any principal payment, interest payment or other amount due under this Term Note is not paid when due hereunder, the Lender may declare all amounts of principal, interest and other amounts hereunder immediately due and payable or, in the event of any acceleration of the Agreement or any Loan Document, this Term Note shall become immediately due and payable, in each case without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers.

           In the event this Term Note is not paid when due at any stated or accelerated maturity, the Borrowers agree, jointly and severally, to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys'fees, and interest thereon at the rate set forth in the immediately preceding paragraph.

           Reference is hereby made to that certain Term Note of even date herewith in the principal amount of $1,000,000 by the Borrowers in favor of the Lender (the "Second Term Note"). The Borrowers agree that no payments made to the Lender by the Borrowers, or any other amounts received by the Lender on behalf of any of the Borrowers' Obligations from any source whatsoever, may be applied to reduce the principal amount of the Second Term Note until all interest, principal and any other fees or costs under this Term Note are paid in full and satisfied.

           Interest shall accrue on the outstanding principal amount under this Term Note from the date hereof at a rate of twelve percent (12%) per annum.

           All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of 'udgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Term Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


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         IN WITNESS WHEREOF, the Borrowers have caused this Term Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                         RIVER OAKS FURNITURE, INC.

                                         By: /s/ Stephen L. Simons
                                             -------------------------------
                                         Name: Stephen L. Simons
                                               -----------------------------
                                         Title: Chairman and CEO
                                                ----------------------------


                                         R.O. WEST, INC.

                                         By: /s/ Johnny Walker
                                             -------------------------------
                                         Name: Johnny Walker
                                               -----------------------------
                                         Title: Vice President and CFO
                                                ----------------------------


                                         R.O. EAST, INC.

                                         By: /s/ Johnny Walker
                                             -------------------------------
                                         Name: Johnny Walker
                                               -----------------------------
                                         Title: Vice President and CFO
                                                ----------------------------


                                         GAINES MANUFACTURING COMPANY

                                         By: /s/ Johnny Walker
                                             -------------------------------
                                         Name: Johnny Walker
                                               -----------------------------
                                         Title: Vice President and CFO
                                                ----------------------------




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